PRINCIPAL® LIFETIME INCOME SOLUTIONS II
VARIABLE ANNUITY

SUMMARY PROSPECTUS FOR NEW INVESTORS

Summary Prospectus dated May 1, 2025
This Summary Prospectus for New Investors (“Summary Prospectus”) describes Principal® Lifetime Income Solutions II Variable Annuity, an individual, flexible premium, deferred variable annuity (the “Contract”), issued by Principal Life Insurance Company (“the Company”, “we”, “our” or “us”).
This Summary Prospectus summarizes key features of the Contract. Before you invest, you should also review the prospectus for the Contract (the “Expanded Prospectus”), which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at www.principal.com/LifeIncomeIIVAReport. You can also obtain this information at no cost by calling 1-800-852-4450 or by sending an email request to annuityinternet@principal.com.
You may cancel your Contract within 15 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract accumulated value. You should review this Summary Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

SPECIAL TERMS
The terms defined below are used throughout this Prospectus.
Accumulated Value (Contract Accumulated Value) - the sum of the values in the DCA Plus Account(s) and the Separate Account Divisions.
Anniversary - the same date and month of each year following the Contract Date.
Annuitant - the person, including any joint annuitant, on whose life the annuity benefit payment is based. This person may or may not be the Owner.
Annuitization - application of a portion or all of the accumulated value to an annuity benefit payment option to make income payments.
Annuitization Date - the date all of the Owner’s accumulated value is applied to an annuity benefit payment option.
Automatic Portfolio Rebalancing (APR) - the Transfer of money among Your Separate Account Divisions on a set schedule to maintain a specified percentage in each Separate Account Division.
Surrender Value - the accumulated value minus any applicable Surrender Charges and fee(s) (contract fee and/or prorated share of the charge(s) for the rider(s)).
Contract Date - the date that the Contract is issued and which is used to determine Contract Years.
Contract Year - the one-year period beginning on the Contract Date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (for example, if the Contract Date is June 5, 2016, the first contract year ends on June 4, 2017, and the first contract anniversary falls on June 5, 2017).
Data Page - that portion of the Contract which contains the following: Owner and Annuitant data (names, gender, Annuitant age); the Contract Date; maximum Annuitization Date; Contract charges and limits; benefits; and a summary of the riders included.
Dollar Cost Averaging Plus (DCA Plus) Account - an account which uses a guaranteed interest rate to calculate interest earned for a specific amount of time.
Good Order - an instruction or request is in good order when it is received in Our Home Office, or other place We may specify, and has such clarity and completeness that We do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
Home Office - Company’s corporate headquarters located at Principal Financial Group, Des Moines, Iowa 50392-1770.
Investment Options - the DCA Plus Accounts and Separate Account Divisions.
Joint Annuitant - an Annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the Annuitant means the death of the first Annuitant to die.
Joint Owner - an Owner who has an undivided interest with the right of survivorship in this Contract with another Owner. Any reference to the death of the Owner means the death of the first Owner to die.
Non-Qualified Contract - a Contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.
Notice - communication received by Us, at the Home Office, either in writing or in another form approved by Us in advance.
Your notices may be mailed to Us at:
Principal Life Insurance Company
P O Box 9382
Des Moines, Iowa 50306-9382
Owner - the person, including Joint Owner, who owns all the rights and privileges of this Contract. For the Principal® Variable Annuity Exchange Offer and Investment Plus Variable Annuity GMWB Exchange Offer, owner refers to the original owner.

Premium Payments - the gross amount You contributed to the Contract.
Qualified Plan(s) - retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.
Separate Account Division (“Division(s)”) - a part of the Separate Account which invests in shares of an Underlying Mutual Fund. (Referred to in the marketing materials as “sub-accounts.”)
Separate Account Division Value - the sum of all Divisions’ values; each Division’s value is determined by multiplying the number of Units in that Division by the Unit Value of that Division.
Surrender - the withdrawal of all or part of the accumulated value of Your Contract.
Surrender Charge - the charge deducted upon certain partial Surrenders or total Surrender of the Contract before the Annuitization Date.
Transfer - moving all or a portion of Your accumulated value to or from one investment option or among several Investment Options. All transfers initiated during the same Valuation Period are considered to be one transfer for purposes of calculating the transaction fee, if any.
Underlying Mutual Fund - a registered open-end investment company, or a series or portfolio thereof, in which a Division invests.
Unit - the accounting measure used to determine Your proportionate interest in a Division.
Unit Value - a measure used to determine the value of an investment in a Division.
Valuation Date (Valuation Days) - each day the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
Valuation Period - the period of time from one determination of the value of a Unit of a Division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. Eastern Time, on each Valuation Date and ends at the close of normal trading of the NYSE on the next Valuation Date.
We, Our, Us - Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.
You, Your - the Owner of this Contract, including any Joint Owner.

KEY INFORMATION TABLE
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN EXPANDED PROSPECTUS
Charges for Early Withdrawals	If you withdraw money from your Contract within 7 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 6% of the amount withdrawn during the first three contract years, declining down to 0% over the 7-year time period. For example, if you make an early withdrawal within the first three contract years, you could pay a surrender charge of up to $6,000 on a $100,000 investment.			7. CHARGES – Deferred Sales Load (“Surrender Charge”)
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, such as when you exceed more than 12 unscheduled partial surrenders in a contract year or you make more than one unscheduled transfer in a contract year.			7. CHARGES – Transaction Fees
Ongoing Fees and Expenses (annual charges)
The following part of the table describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your data page for information about the specific fees you will pay each year based on the options you have selected.
	ANNUAL FEE	MINIMUM	MAXIMUM	LOCATION IN EXPANDED PROSPECTUS
	1. Base contract[1]	1.40%	3.50%	7. CHARGES – Base Contract Annual Expenses
	2. Investment options (underlying mutual fund fees and expenses)[2]	0.48%	1.02%	APPENDIX A in this Summary Prospectus - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
	3. Guaranteed Minimum Withdrawal Benefit (“GMWB”)[3]	1.25%	1.55%	7. CHARGES – GMWB Charges for Rider Benefits

[1]
This fee reflects the Mortality and Expense Risks Charge and Administration Charge. We assess each division with a daily charge. The annual rate of the charge is the percentage of the average daily net assets of the Separate Account divisions.

[2]	As a percentage of the average net underlying mutual fund assets.

[3]
As part of your purchase, you will need to select one of the available GMWB riders. The choice you make affects how much you will pay for your Contract. To help you understand the cost of owning your Contract, the table above shows the lowest and highest current charges you could pay each year. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest and Highest Annual Cost Table

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, this table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $2,620	HIGHEST ANNUAL COST $3,292
Assumes:	Assumes:

●  Investment of $100,000

●  5% annual appreciation

●  Least expensive Base Contract charge, underlying mutual fund fees and expenses, and GMWB charge

●  No optional benefits

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

●  Investment of $100,000

●  5% annual appreciation

●  Most expensive Base Contract charge, underlying mutual fund fees and expenses, and GMWB charge

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract.	5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Poor Investment Performance
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

Surrender charges apply for up to 7 years following your last premium payment. These charges will reduce the value of your Contract if you withdraw money during that time.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Liquidity Risk
Risks Associated with Investment Options
•  An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.

•  Each investment option (including the DCA Plus accounts) has its own unique risks.

•  You should review the prospectuses for the available underlying mutual funds before making an investment decision.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the DCA Plus accounts), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling the following toll-free telephone number: 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Insurance Company Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•Investment Limitations - In purchasing the Contract, you are required to select only one GMWB rider. Regardless of which GMWB rider you select, it will limit the underlying mutual funds available to you as investment options under the Contract.

•Limitations on Transfers – We reserve the right to charge you for each unscheduled transfer after the first unscheduled transfer in a contract year. We also reserve the right to limit transfers in circumstances where frequent transfers have been made.

•Removal or Substitution of Underlying Mutual Funds - We reserve the right to remove, close or substitute the underlying mutual funds that are available as investment options under the Contract.
10. BENEFITS AVAILABLE UNDER THE CONTRACT 8. GENERAL DESCRIPTION OF THE CONTRACT – Frequent Transfers among Divisions 8. GENERAL DESCRIPTION OF THE CONTRACT – Contract or Registrant Changes
Optional Benefits	No optional benefits are available with the Contract.

	TAXES	LOCATION IN EXPANDED PROSPECTUS
Tax Implications
•  You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this Contract.

•  If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. The tax deferral of the annuity does not provide any additional tax benefits for such a plan or IRA.

•  Premiums that are made on a pre-tax basis and earnings on your Contract are taxed at ordinary income tax rates when you withdraw them. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59½.
13. TAXES
	CONFLICTS OF INTEREST	LOCATION IN EXPANDED PROSPECTUS
Financial Professional Compensation
Your financial professional may receive compensation in the form of commissions for selling this Contract to you. Your financial professional may have a financial incentive to offer or recommend this Contract over another investment.
16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Payments to Financial Intermediaries
Exchanges
Your financial professional may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continuing to own your existing Contract.
8. GENERAL DESCRIPTION OF THE CONTRACT – Contract Provisions and Limitations – Exchange Offers

OVERVIEW OF THE CONTRACT
Purpose of Contract
The purpose of this Contract is to help you accumulate assets through allocation to underlying mutual fund investments and assist you with your long-term retirement planning or other long-term financial needs. Through withdrawals under the GMWB rider or payments under the annuitization feature, the Contract can supplement your retirement income by providing a stream of periodic payments. The Contract also offers death benefits to protect your designated beneficiaries.
This Contract may be appropriate for you if you:
•Have a long term investment horizon or want to protect against the risk of you or your spouse outliving your income.
•Want to benefit from potential annual increases in your rider values that match the growth of your Contract accumulated value.

Phases of Contract
Your Contract has two periods - an accumulation period and an annuitization period.
Accumulation Period
To help you accumulate assets during the accumulation period, you can allocate your premium payments to:

•	a selection of investment options. Each investment option invests in an underlying mutual fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

•	DCA Plus accounts. By doing so, amounts are transferred automatically to the underlying mutual funds you choose in up to six or twelve monthly increments and you earn interest on amounts remaining in the DCA Plus accounts.
You may transfer 100% of your Separate Account division value from your current GMWB investment option(s) to one or more of the GMWB investment options available at the time of the transfer. If you transfer from a discontinued GMWB investment option, you will not be able to transfer back to that GMWB investment option. You may make a transfer by providing us notice (we will effect the transfer at the price next determined after we receive your notice in good order).
If your Separate Account division value is invested in a GMWB investment option that is no longer available with the rider but is still available under the Contract, you may continue to maintain that investment and allocate new premium payments to it. If the discontinued GMWB investment option involves more than one Separate Account division, we will rebalance your Separate Account division value each calendar quarter. You may not transfer your Separate Account division value to any other discontinued GMWB investment option. You may transfer your Separate Account division value to another GMWB investment option that is available at the time of transfer, in which case the discontinued GMWB investment option will no longer be available to you.
Defined Outcome Funds Risk
Certain underlying fund(s) employ a strategy to provide downside (buffer) protection but the fund(s) also have limited participation in upside returns over a defined outcome period. The fund(s) usually have “Buffer” in the name of the fund. The buffer funds included in this Contract are PVC U.S. LargeCap Buffer April Account, PVC U.S. LargeCap Buffer January Account, PVC U.S. LargeCap Buffer July Account, and PVC U.S. LargeCap Buffer October Account. The buffer funds have characteristics unlike many other traditional investment products and may not be suitable for all investors. These strategies could limit the upside participation of the buffer fund in rising equity markets relative to other funds. The buffer provides limited protection in the event of a market downturn. The buffer, outcome period and FLEX Options and their accompanying risks are summarized below. These underlying mutual funds are not available in the state of New York. These underlying mutual funds may not be available through all broker-dealers.
Buffer Loss Risk
There can be no guarantee that the buffer fund will be successful in its strategy to provide buffer protection against Index losses if the Index decreases over the Outcome Period by 10% or less. An investor may lose his or her entire investment. The buffer fund’s strategy seeks to deliver returns that match the Index (but will be less than the Index due to the cost of the options used by the buffer fund), while limiting downside losses, if shares are bought on the day on which the buffer fund enters into the options and held until those options expire at the end of each Outcome Period. In the event shares are purchased after the date on which the options were entered into or shares are redeemed prior to the expiration of the options, the buffer that the buffer fund seeks to provide may not be available. The buffer fund does not provide principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.
Outcome Period Risk
The buffer funds seek to match the performance of an index, before the deduction of expenses and subject to the buffer, only if buffer fund shares are held on the first day of the Outcome Period and continues to be held until the last day of the Outcome Period. If the shares are redeemed before the end of the Outcome Period, you may experience investment returns very different from those contracts where the shares are held through the end of the Outcome Period and different from what the fund seeks to provide, including potentially a loss of some or all of your investment. In particular, you will not receive the same amount of protection against losses from the buffer feature if you redeem before the last day of the Outcome Period, and you might lose some or all of your investment.

FLEX Options Risk
The buffer fund may invest in FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The buffer fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. If the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the buffer fund could incur significant losses. Additionally, FLEX Options may be illiquid if trading in the FLEX Options is limited or absent and, in such cases, the buffer fund may have difficulty closing out certain FLEX Options positions at desired times and prices, decreasing the value of the FLEX Options. There is no guarantee that a liquid secondary trading market will exist for FLEX Options, and a less liquid trading market may adversely impact the value of FLEX Options. The buffer fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). In addition, based upon language in legislative history, the buffer fund intends to treat the issuer of the FLEX Options as the referenced asset for diversification purposes. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the buffer fund could lose its own status as a RIC.
Additional information about the underlying mutual funds in which the divisions invest is provided in APPENDIX A to this Summary Prospectus: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Annuitization Period
You can elect to annuitize your Contract and convert your accumulated value into a fixed stream of income payments. You also have the right to partially annuitize a portion of your accumulated value. You may select when you want the payments to begin.
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that is annuitized. All benefits under this Contract (including the death benefit feature and the GMWB rider) terminate when you annuitize your entire accumulated value.
See 9. ANNUITY PERIOD in the Expanded Prospectus.
Contract Features
This Contract is designed to accumulate value and to provide retirement income that you cannot outlive or that continues for a specified period of time. The Contract’s primary features include: withdrawal benefits, including through the GMWB rider you select, which allows you to receive scheduled withdrawal payments during the life of the Contract; a death benefit (without surrender charges); the ability to annuitize the Contract, which provides a fixed stream of income payments; and a waiver of surrender charge rider.
Guaranteed Minimum Withdrawal Benefit
When your Contract is issued, it will include a Guaranteed Minimum Withdrawal Benefit (“GMWB”) you select. A GMWB rider is designed to help protect you against the risk of a decrease in the Contract’s accumulated value due to market declines. A GMWB rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. There are ongoing charges for the GMWB rider you select.
See 10. BENEFITS AVAILABLE UNDER THE CONTRACT in the Expanded Prospectus.
Death Benefit
The GMWB Death Benefit is automatically included with your Contract and continues to be included while the GMWB rider is in effect. If the GMWB rider is terminated, the GMWB Death Benefit is terminated and is replaced by the Standard Death Benefit. The Standard Death Benefit is similar to the GMWB Death Benefit with the exception of how withdrawals reduce the applicable death benefit amount.
If the owner dies before the annuitization date, a death benefit is payable. The death benefit may be paid as either a single payment or under an annuity benefit payment option.
Withdrawals could significantly reduce the death benefit.
For additional details on death benefits under this Contract, See 10. BENEFITS AVAILABLE UNDER THE CONTRACT and 9. ANNUITY PERIOD in the Expanded Prospectus.

Tax Treatment
Your premium payments accumulate on a tax-deferred basis. Your earnings are not taxed until money is taken out of the Contract, such as when: you make a withdrawal; you receive an income payment; or a death benefit is paid.
Waiver of Surrender Charge Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no additional charge for this benefit.
This rider waives the surrender charge on surrenders made after the first Contract anniversary if the owner or annuitant has a critical need. A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability.
The benefits are available for a critical need if the following conditions are met:
•the owner or annuitant has a critical need; and
•the critical need did not exist before the contract date.
For the purposes of this rider, the following definitions apply:
•health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the owner, annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•total and permanent disability - the owner or annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.
Optional Benefits and Loans
This Contract does not include any optional benefits and loans are not available under the Contract.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following tables summarize information about the benefits available under the Contract.

Standard Benefits Under this Contract	Purpose	Maximum/Current Fee	Brief Description of Restrictions/Limitations
Guaranteed Minimum Withdrawal Benefit (GMWB)	Allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value.
Maximum Fee (1):
•2.00% Annually

Current Fee (1):
Target Income Protector
•See the applicable GMWB Charges and Percentages Supplement

Flexible Income Protector
•See the applicable GMWB Charges and Percentages Supplement

Flexible Income Protector Plus
•See the applicable GMWB Charges and Percentages Supplement

•Must select from three GMWB riders.
•GMWB rider you select determines the investment options available to you.
•Excess withdrawals could reduce or even terminate the benefits available.
•Cannot terminate rider until five years after Contract issue.

(1) At the end of each calendar quarter, one-fourth of the annual charge is multiplied by the average quarterly For Life withdrawal benefit base. The maximum quarterly charge is 0.5000%. For additional information on this charge, See 10. BENEFITS AVAILABLE UNDER THE CONTRACT – Determining GMWB Charges and Percentages.

Standard Benefits Under this Contract	Purpose	Maximum/Current Fee	Brief Description of Restrictions/Limitations
Death Benefit	Beneficiaries receive a death benefit upon the death of the owner.	No Additional Fee	Withdrawals could significantly reduce the benefit.
Automatic Portfolio Rebalancing	Allows you to maintain a specific percentage of your Separate Account division value in specified divisions over time.	No Additional Fee	•Automatically occurs quarterly with an active GMWB rider. •Can be elected quarterly, semi-annually or annually if you terminate your GMWB rider.
DCA Plus Program	DCA Plus accounts, which transfer amounts automatically to the underlying mutual funds you choose in up to six or twelve monthly increments and pays you interest on amounts remaining in the DCA Plus accounts.	No Additional Fee
•Only premium payments may be allocated to the DCA Plus accounts.
•Transfers from the underlying mutual funds into the DCA Plus accounts are not permitted.
•Transfers occur automatically on the 28th of each month.

Dollar Cost Averaging	Allows for automatic scheduled transfers (at your direction) of specific amounts from any underlying mutual fund to any combination of underlying mutual funds at regular intervals.	No Additional Fee	•Transfer date cannot be on the 29th, 30th or 31st. •Transfers must be monthly, quarterly, semi-annually or annually. •You must provide us notice when you want to stop the scheduled transfers.
Waiver of Surrender Charge Rider	Waives surrender charges in the event of a critical need.	No Additional Fee	Following conditions must be met: •Owner or Annuitant has “critical need” as defined in the Expanded Prospectus; and •Critical need did not exist before contract date.

BUYING THE CONTRACT
How to Buy a Contract
If you want to buy a Contract, you must submit an application and make an initial premium payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial premium payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable and meets all other regulatory requirements, the Contract is issued. If the completed application is received in good order, the initial premium payment is credited within two valuation days after the later of receipt of the application or receipt of the initial premium payment at our home office. If the initial premium payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the premium payment until we receive the information necessary to issue the Contract.
The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.
Premium Payments
•The initial premium payment must be at least $5,000 for non-qualified contracts.
•The initial premium payment must be at least $2,000 for all other contracts.
•If you are making premium payments through a payroll deduction plan or through a bank (or similar financial institution) account under an automated investment program, your initial and subsequent premium payments must be at least $100.
•All premium payments are subject to a surrender charge period that begins in the contract year each premium payment is received.
•Subsequent premium payments must be at least $500 and can be made until the annuitization date.
•Premium payments are to be made by personal or financial institution check (for example, a cashier’s check). We reserve the right to refuse any premium payment that we feel presents a fraud or money laundering risk. Examples of the types of premium payments we will not accept are cash, money orders, starter checks, travelers’ checks, credit card checks, and foreign checks.
•If you are a member of a retirement plan covering three or more persons, the initial and subsequent premium payments for the Contract must average at least $100 and cannot be less than $50.
•The total sum of all premium payments for a Contract may not be greater than $2,000,000 (maximum premium limit) without our prior approval. For further information, please call 1-800-852-4450.
•The Company reserves the right to increase the minimum amount for each premium payment with thirty days advance notice.
•We reserve the right to treat all of your and/or your spouse’s Principal Life Insurance Company deferred variable annuity contracts, with a guaranteed minimum withdrawal benefit rider attached, as one contract for purposes of determining whether you have exceeded the maximum premium limit (without home office approval).
•Additional premium restrictions may apply to Contracts with a guaranteed minimum withdrawal benefit rider in force. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT in the Expanded Prospectus.
•Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

This section describes general surrenders and withdrawals (“surrenders”) under your Contract. For information about withdrawals under your GMWB rider, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT in the Expanded Prospectus.
Surrenders and Withdrawals (“surrenders”)
You may surrender your Contract by providing us notice. Surrender requests may be sent to us at the following address (or by contacting us as set forth in 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Telephone and Internet Services in the Expanded Prospectus):
Principal Life Insurance Company
PO Box 9382
Des Moines, Iowa 50306-9382

Surrenders result in the redemption of units and your receipt of the value of the redeemed units minus any applicable surrender charge and fees. Surrender values are calculated using the price next determined after we receive your request. Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted ((see 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Delay of Payments in the Expanded Prospectus. Surrenders before age 59½ may involve an income tax penalty (see 13. TAXES in the Expanded Prospectus). Surrenders may be subject to a surrender charge (see 7. CHARGES in the Expanded Prospectus)).
ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your data page for information about the specific fees you will pay each year based on the options you have elected.
Transaction Expenses
The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between underlying investment options.

Contract owner transaction expenses(1)
	Maximum	Current
Deferred Sales Load (or Surrender Charge) - as a percentage of amount surrendered(2)	6%	6%
Transaction Fees
• for each unscheduled partial surrender	the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year	$0
• for each unscheduled transfer(3)	the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year	$0
State Premium Taxes (vary by state)(4)	3.50% of premium payments made	0%
(1) For additional information about the fees and expenses described in the table, see 7. CHARGES in the Expanded Prospectus.
(2) Surrender charge (as a percentage of amounts surrendered):

Table of surrender charges
Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%
(3) Note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transaction fees and/or impose restrictions on transfers.
(4) We do not currently assess premium taxes for any Contract issued but reserve the right in the future to assess up to 3.50% of premium payments made for Contract owners in those states where a premium tax is assessed.

Annual Contract Expenses
The next table describes the fees and expenses you will pay each year during the time you own the Contract (not including underlying mutual fund fees and expenses).
You will pay additional charges for the GMWB rider that you select, as shown below.

Annual Contract Expenses
	Maximum Annual Charge	Current Annual Charge
Administrative Expenses (waived for Contracts with accumulated value of $30,000 or more)	The lesser of $30 or 2.00% of the accumulated value	The lesser of $30 or 2.00% of the accumulated value
Base Contract Expenses (as a percentage of average daily Separate Account value)	3.50%	1.40%

Guaranteed Minimum Withdrawal Benefit Riders(1)
	Maximum Annual Charge	Current Annual Charge
Target Income Protector rider (GMWB) (as a percentage of the average quarterly For Life withdrawal benefit base)	2.00%	See the applicable GMWB Charges and Percentages Supplement(2)
Flexible Income Protector rider (GMWB) (as a percentage of the average quarterly For Life withdrawal benefit base)	2.00%	See the applicable GMWB Charges and Percentages Supplement(2)
Flexible Income Protector Plus rider (GMWB) (as a percentage of the average quarterly For Life withdrawal benefit base)	2.00%	See the applicable GMWB Charges and Percentages Supplement(2)
(1) Some rider provisions may vary from state to state and may be subject to additional restrictions.
(2)    The For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages") that apply to your Contract are determined as described in the applicable GMWB Charges and Percentages Supplement. This prospectus and the current GMWB Charges and Percentages Supplement, is available at www.principal.com/LifeIncomeIIVAReport. For applications signed before the date of this prospectus, see Appendix G in the Expanded Prospectus.
For more information regarding the GMWB Bonus and the For Life withdrawal benefit payment percentages, see the GMWB Bonus and For Life Withdrawal Benefit Payment provisions in the Expanded Prospectus at www.principal.com/LifeIncomeIIVAReport.
Annual Underlying Mutual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). A complete list of the underlying mutual funds available under the Contract, including their annual expenses, may be found in APPENDIX A to this Summary Prospectus.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses as of December 31, 2024
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.48%	1.02%

Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual mutual fund expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual mutual fund expenses and GMWB rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$11,714	$24,402	$35,662	$66,232
If you annuitize at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$6,405	$19,295	$32,415	$66,232
If you do not surrender your Contract:	1 year	3 years	5 years	10 years
	$6,405	$19,295	$32,415	$66,232

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of investment options available under the Contract. Depending on the GMWB Rider you choose with your Contract, you may not be able to invest in certain investment options. To obtain underlying mutual fund statutory and summary prospectuses, you can visit www.principal.com/LifeIncomeIIVAReport, call 1-800-852-4450, or send a request to annuityinternet@principal.com.
The expense and performance information below reflects fees and expenses of the underlying mutual funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Moderately Conservative	Principal VCF Diversified Balanced Account (1)(2)(3) – Class 2 Principal Global Investors, LLC	0.48%	9.67%	5.76%	6.07%
Moderately Conservative	Principal VCF Diversified Balanced Strategic Allocation Account (1)(2)(3) – Class 2 Principal Global Investors, LLC	0.55%	8.83%	5.29%	5.68%
Moderately Conservative	Principal VCF Diversified Balanced Adaptive Allocation Account (1)(2) – Class 2 Principal Global Investors, LLC	0.53%	8.54%	4.86%
Moderate Allocation	Principal VCF Diversified Growth Account (1)(2)(3) – Class 2 Principal Global Investors, LLC	0.49%	12.26%	7.58%	7.51%
Moderate Allocation	Principal VCF Diversified Growth Strategic Allocation Account (1)(2)(3) – Class 2 Principal Global Investors, LLC	0.57%	11.22%	7.00%	7.03%
Moderate Allocation	Principal VCF Diversified Growth Adaptive Allocation Account (1)(2) – Class 2 Principal Global Investors, LLC	0.53%	10.88%	6.46%
Moderately Conservative	Principal VCF Diversified Income Account (1)(2) – Class 2 Principal Global Investors, LLC	0.48%	7.11%	3.91%	4.59%
Defined Outcome	Principal VCF U.S. LargeCap S&P 500 Buffer April Account – Class 2 (1)(2)(4)(5)(6)(8) Principal Global Investors, LLC	0.99%	18.41%
Defined Outcome	Principal VCF U.S. LargeCap S&P 500 Buffer January Account – Class 2 (1)(2)(4)(5)(6) Principal Global Investors, LLC	1.00%	18.29%

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Defined Outcome	Principal VCF U.S. LargeCap S&P 500 Buffer July Account – Class 2 (1)(2)(4)(5)(6)(9) Principal Global Investors, LLC	0.99%	17.89%
Defined Outcome	Principal VCF U.S. LargeCap S&P 500 Buffer October Account – Class 2 (1)(2)(4)(5)(6)(10) Principal Global Investors, LLC	0.99%	19.18%
Money Market	Fidelity VIP Government Money Market Portfolio (2) – Service Class 2 Fidelity Management & Research Company	0.50%	4.84%	2.17%	1.44%
(1)     This underlying mutual fund is a fund of funds. The fund of funds expenses may be higher than other fund types because the expenses of the selected fund include the expenses of the funds it holds.
(2)     This underlying mutual fund pays 12b-1 fees to PSI.
(3)     Effective July 1, 2022, this account is not available to customers with an application signature date on or after July 1, 2022 who select the Flexible Income Protector Plus rider.
(4)     This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the underlying mutual fund’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
(5)    This underlying mutual fund is not available in the state of New York.
(6)    This underlying mutual fund may not be available through all broker-dealers.
(7)     Prior to May 1, 2025, the Principal VCF U.S. LargeCap S&P 500 Index Buffer January Account was known as the Principal VCF U.S. LargeCap Buffer January Account. This change will be reflected on 5/31/2025.
(8)     Prior to May 1, 2025, the Principal VCF U.S. LargeCap S&P 500 Index Buffer April Account was known as the Principal VCF U.S. LargeCap Buffer April Account. This change will be reflected on 5/31/2025.
(9)     Prior to May 1, 2025, the Principal VCF U.S. LargeCap S&P 500 Index Buffer July Account was known as the Principal VCF U.S. LargeCap Buffer July Account. This change will be reflected on 5/31/2025
(10)     Prior to May 1, 2025, the Principal VCF U.S. LargeCap S&P 500 Index Buffer October Account was known as the Principal VCF U.S. LargeCap Buffer October Account. This change will be reflected on 5/31/2025.
Based on the GMWB rider you select(ed), your investment options will be limited as follows:
Target Income Protector
•Diversified Balanced Adaptive Allocation Account;
•Diversified Growth Adaptive Allocation Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.
Flexible Income Protector
•Diversified Balanced Account;
•Diversified Balanced Strategic Allocation Account;
•Diversified Growth Account;
•Diversified Growth Strategic Allocation Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.
Flexible Income Protector Plus
•Diversified Balanced Account (1);
•Diversified Balanced Strategic Allocation Account (1);
•Diversified Growth Account (1);
•Diversified Growth Strategic Allocation Account (1);
•Diversified Income Account;
•Fidelity VIP Government Money Market Portfolio;
•PVC U.S. LargeCap S&P 500 Index Buffer April Account (2)(4);
•PVC U.S. LargeCap S&P 500 Index Buffer January Account (2)(3);
•PVC U.S. LargeCap S&P 500 Index Buffer July Account (2)(5); and
•PVC U.S. LargeCap S&P 500 Index Buffer October Account (2)(6).

(1)     Effective July 1, 2022, this account is not available to customers with an application signature date on or after July 1, 2022 who select the Flexible Income Protector Plus rider. If your Contract was issued in the State of New York, had an application signature date on or before June 30, 2022, and your Contract includes the Flexible Income Protector Plus Rider, these investment options continue to remain available to you.
(2)     Not available in the state of New York.
(3) Prior to May 1, 2025, the Principal VCF U.S. LargeCap S&P 500 Index Buffer January Account was known as the Principal VCF U.S. LargeCap Buffer January Account. This will be reflected on 5/31/2025.
(4) Prior to May 1, 2025, the Principal VCF U.S. LargeCap S&P 500 Index Buffer April Account was known as the Principal VCF U.S. LargeCap Buffer April Account. This change will be reflected on 5/31/2025.
(5) Prior to May 1, 2025, the Principal VCF U.S. LargeCap S&P 500 Index Buffer July Account was known as the Principal VCF U.S. LargeCap Buffer July Account. This change will be reflected on 5/31/2025.
(6) Prior to May 1, 2025, the Principal VCF U.S. LargeCap S&P 500 Index Buffer October Account was known as the Principal VCF U.S. LargeCap Buffer October Account. This change will be reflected on 5/31/2025.

The name of the Contract is Principal® Lifetime Income Solutions II Variable Annuity. The EDGAR contract identifier number for the Contract is C000175900.